UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

2020

Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SULR | The SmartETFs Sustainable Energy II ETF

SmartETFs

Annual Report

December 31, 2020

TABLE OF CONTENTS

Letter to Shareholders	3
Management Discussion of Fund Performance	5
Schedules of Investments	11
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Trustee and Officer Information	34
Supplemental Information	36
Expense Examples	41
Privacy Notice	43

Dear SmartETF Shareholders,

Well, that was interesting! We’re referring to 2020, a historical year by any measure. Like most, we’re looking forward to 2021.

The year was eventful for SmartETFs which saw the launch of two additional SmartETFs, SmartETFs Sustainable Energy II ETF (SULR) and SmartETFs Advertising & Marketing Technology ETF (MRAD). Both of these two new ETFs are off to a good start and we’re looking forward to a bright future for both of them.

MOTO, the SmartETFs Smart Transportation & Technology ETF, had an excellent first full calendar year providing a total return of 59.08% net asset value (NAV) and 59.10% (market price return). It seems everyone is coming around to the idea that the 2020s will be the decade of the EV (Electric Vehicle). Naturally, we think they’re right, although we might be accused of being more optimistic about the speed of EV (and AV) adoption.

SULR, SmartETFs Sustainable Energy II ETF, which is a twin of our Guinness Atkinson Alternative Energy Fund, (meaning it has similar holdings) launched on November 20, 2020. Between launch and year-end, SULR produced a total return of 18.40% (NAV) and 21.00% (market price return). These figures are not annualized as the time period is less than a year.

MRAD, SmartETFs Advertising & Marketing Technology ETF, began trading on the last day of the year.

We have big plans for the SmartETFs family of ETFs; the launch of the first three ETFs is just the start. The SmartETFs team is working furiously behind the scenes and we are planning on having a number of additional ETFs in the SmartETFs family before the end of 2021. We will have a lot to share with you throughout the year. If you haven’t already done so we encourage you to sign up to follow us on Twitter and/or sign up for our email service. You can do both of these from the SmartETFs website at www.SmartETFs.com.

We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson
President
SmartETFs

The total expense ratio for MOTO ETF is 0.68% net and 3.87% gross. For SULR ETF, the expense ratio is 0.79% net and 1.91% gross. For MRAD ETF the expense ratio is 0.68% net and 0.71% gross. All returns are for the periods ending December 31, 2020. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses through June 30, 2021 for MOTO and through June 30, 2024 for MRAD and SULR. Performance would have been lower without fee waivers in effect.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.SmartETFs.com.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Investing involves risk including the loss of principal.

Shares of the SmartETFs Funds are distributed by Foreside Fund Services, LLC.

SmartETFs Smart Transportation & Technology ETF

SmartETFs Advertising & Marketing Technology ETF*

SmartETFs Sustainable Energy II ETF*

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.        Performance

Average annualized Total returns	1 Year	Since Inception 11/15/2019
Smart Transportation & Technology ETF (Net Asset Value)	59.08%	58.13%
Smart Transportation & Technology ETF (Market Price)	59.10%	57.46%
Benchmark Indices:
MSCI World Index Net Return	15.90%	19.94%

The Fund’s total expense ratio is 3.87% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses to 0.68% through June 30, 2021. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.smartetfs.com, or calling (800) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2020 was positive for global equities, with Smart Transportation equities outperforming. The Smart Transportation & Technology ETF rose by 59.07%, outperforming the MSCI World Net Total Return Index (+15.90%) by 43.17%.

In sub sector terms, 2020 performance was dominated by EV (electronic vehicle) manufacturers (our sole position here was Tesla) and by lithium ion battery manufacturers (our three positions here were Samsung SDI, LG Chem and Tianneng International).

●	Tesla was the strongest performing stock by a significant margin (+734% over the year) as the company consistently positively surprised on sales figures and operational results before benefitting from inclusion in the S&P 500 at its full float-adjusted market capitalization weight at the end of the year.

●	Tianneng Power, the second strongest performer, is a Hong Kong listed manufacturer of predominantly lead acid batteries for the Chinese market. The stock performed as demand for mopeds, electric scooters and e-bikes, which utilize lower efficiency lead acid batteries, has remained very robust in China. In addition, the company announced plans to spin off its battery business and list it on the mainland Chinese stock exchange. Lithium ion battery manufacturers LG Chem and Samsung SDI were the other top performers, each delivering in excess of 170% returns in 2020, leading the broader battery exposure in the ETF to deliver a 144% return

No individual sub sector stood out in terms of weak performance. Weaker individual performers included FLIR Systems, Intel and Johnson Matthey.

FLIR Systems is a thermal sensing company that we believe is well placed to benefit from the growing autonomous vehicle and LIDAR markets, but the shares have remained weak as growth optimism and analyst earnings estimates weakened. Johnson Matthey shares were weak because of its exposure to diesel engine value chain (via catalytic converters) while Intel was weak because of semiconductor manufacturing issues, rather than anything to do with its Mobileye subsidiary.

Individual Stock Performance over the period

Source: Bloomberg, Guinness Atkinson.

2.       Activity

There were no stock switches in the ETF but the basket was rebalanced.

3.       Portfolio Position

The sector and geographic weightings of the ETF at December 31, 2020 were as follows:

Sector breakdown	Dec. 31, 2020
EV Manufacturers
EV Transition	10.4%
EV Dominated	5.0%
Components
Autonomous	15.7%
Car Components	22.0%
Batteries	11.6%
Semiconductors
Power	6.1%
General	7.4%
Connectivity	10.5%
Services
TAAS	2.7%
Other	8.3%
Cash	0.3%

Geographic breakdown	Dec. 31, 2020
US	48.5%
South Korea	10.8%
Germany	10.7%
China	7.7%
Sweden	5.8%
Japan	5.1%
Taiwan	3.4%
Ireland	2.9%
Netherlands	2.8%
UK	2.0%
Cash	0.3%

4.       Outlook

2020 was another year of growth and improving outlook for companies associated with the entire value chain of electrification of transportation. We consider here the recent activity and subsequently the outlook for both the lithium battery markets and the electric vehicle markets.

According to Bloomberg New Energy Finance, lithium-ion battery manufacturing is expected to have reached 470 GWh in 2020 (up from 352 GWh in 2019 and 249 GWh in 2018) with most of the capacity additions being taken by auto manufacturers for their new EV models. At around 70% market share, China dominates manufacturing capacity but in 2020 we saw many new lithium-ion battery factories outside China being announced. Lithium-ion batteries typically degrade during long distance seaborne travel, hence new manufacturing facilities are being planned closer to auto manufacturing plants and to customer demand centres.

We expect sustained growth in lithium-ion battery manufacturing capacity in 2021 and beyond, taking large scale manufacturing capacity to more than 1,200GWh in 2023 and then significantly higher by the end of the decade. These facilities are being built globally, but China will still maintain its dominance, with its share of global capacity staying in the 65-70% range.

While already dominant in battery manufacturing technology, Tesla announced in September that it was planning to invest in lithium mining (securing the rights to a 10,000-acre lithium clay deposit in Nevada) as well its intention to build a cathode facility. Both these actions indicate likely long-term pressure on the upstream side of battery manufacturing that could occur in the coming years.

Despite the growing demand, the prices of the main raw materials were reasonably flat during 2020. Cobalt and Nickel (at $31,400/tonne and $13,700/tonne respectively) in 2020 were broadly flat on 2019 levels while Lithium carbonate (at $6,800/tonne) was down around 40% on average versus 2019. While nickel prices were flat on average in 2020, there was strong positive price momentum into year end.

As an illustration of the scale of the potential growth and the volatility around long-term forecasting, Tesla recently indicated that its annual battery needs alone will reach 3,000 GWh by 2030 - from 44 GWh currently. While this target also includes batteries for storage and other applications, if it is achieved, it would imply an overall lithium-ion battery market of around 6,000 GWh (based on 50% market share). This implies a dramatic impact on the demand outlook for lithium-ion battery raw materials.

To help fulfil demand, we also expect to see increasing focus in the coming years on the recycling of lithium-ion battery raw materials. Current recycling rates are estimated to be very low (around 10%) because recycling old batteries is a complex and expensive task. In the coming years, we expect government funded and mandated support for the battery recycling industry to bring about growth and economies of scale and, with the evolution of a re-use market, lithium-ion battery recycling will become a mainstream activity thus alleviating pressure on raw material production.

By our estimates, the total global electric vehicle passenger vehicle fleet reached nearly 10m vehicles at the end of 2020 with new sales in 2020 being about 2.8m vehicles, a growth of around 25% versus sales of 2.2m in 2019. This growth compares very favourably to overall global light vehicle sales of around 75m vehicles in 2020, down 16% on 2019 levels.

The global auto industry suffered due to COVID lockdowns at the start of 2020, but global electric vehicle sales growth recovered quickly after the initial lockdowns and turned positive at the end of 3Q 2020. The sharp recovery in EV demand was dominated by Europe, with the European EV market being the biggest globally at the end of 2020.

The strength in Europe was driven by new generous EV incentives offered by Germany and France (amongst other countries) and stricter emissions standards that went into effect at the start of the 2020, which incentivised auto manufacturers to either increase their EV offerings and sales levels or purchase emissions credits to make up for carbon shortfalls. A key milestone was achieved in Europe during 2020 as new registrations for the broader category of ‘electrified vehicles’ - including light-hybrid cars (HEVs) as well as PHEVs (plug-in hybrid electric vehicle) and BEVs (battery electric vehicle) – reached 25% and overtook that of diesel vehicles. After stagnating in 2019, the Chinese market also saw a rebound in EV sales activity by the third quarter leaving the market broadly flat over the year.

The recent growth trends for electric vehicles will continue through 2021 supported by clear commitments from governments towards the electrification of transportation. We expect new EV sales to be in excess of 4m vehicles in 2021, up over 50% versus 2020 sales and representing around 5% of global total light vehicle sales of 83m units (up 11% in 2020 levels). Looking longer term, we expect that predominantly all passenger vehicle sales will be EVs by 2040.

Will Riley & Jonathan Waghorn

January 2021

*	The SmartETFs Advertising & Marketing Technology ETF and the SmartETFs Sustainable Energy II ETF, commenced operations on December 31, 2020 and November 11, 2020, respectively. This report does not contain a portfolio discussion and fund performance information because the Funds have been in operations for less than six months.

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

MSCI World Index A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Smart Transportation & Technology ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2020

Average Annual Returns		Since Inception
December 31, 2020	One Year	(11/14/2019)
Smart Transportation & Technology ETF - NAV	59.08%	58.13%
Smart Transportation & Technology ETF - Market	59.10%	57.46%
MSCI World Index NR	15.90%	19.94%

The performance data quoted represents past performance and past performance is not a guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of theFund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange.  The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses.  Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments
at December 31, 2020

Shares	Common Stocks: 97.6%	Value ($)

	Auto/Trucks Parts & Equipment: 5.9%
3,388	Gentherm Inc. *	220,965
3,108	Hella GmbH & Co KGaA	200,831
		421,796
	Commerical Services: 3.4%
3,311	Quanta Services Inc.	238,458

	Rubber-Tires: 2.6%
1,253	Continental AG	185,578

	Smart Transportation: 26.1%
1,596	Aptiv PLC	207,943
3,500	Denso Corp.	207,922
77,000	Geely Automobile Holdings Ltd.	263,211
4,312	Johnson Matthey PLC	142,989
3,241	Sensata Technologies Holding *	170,930
525	Tesla Inc. *	370,477
56,000	Tianneng Power International	135,082
2,100	Toyota Motor Corp.	161,829
8,526	Volvo AB Class B	200,791
		1,861,173
	Technology: 3.5%
2,296	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	250,356

	Technology & Transportation: 56.1%
112	Alphabet Inc. Class C *	196,211
1,302	Amphenol Corp. Class A	170,263
1,162	Analog Devices Inc.	171,662
518	ANSYS Inc. *	188,448
1,785	Autohome Inc. - ADR *	177,822
8,540	Dana Inc.	166,701
1,610	Eaton Corp. PLC	193,425
2,863	FLIR Systems Inc.	125,485
15,218	Hanon Systems	227,214
2,429	Hexagon AB Class B	221,319
6,125	Infineon Technologies AG - ADR	234,850
2,485	Intel Corp.	123,803
1,225	Lear Corp.	194,812
343	LG Chem Ltd.	259,684
392	NVIDIA Corp.	204,702
1,260	NXP Semiconductors NV	200,353
7,098	ON Semiconductor Corp. *	232,318
2,660	Power Integrations Inc.	217,748
511	Samsung SDI Co., Ltd.	294,852
1,309	Skyworks Solutions Inc.	200,120
		4,001,790

	Total Common Stocks (Cost $5,266,693)	6,959,151

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments
at December 31, 2020

Shares		Value ($)

	Preferred Stocks: 2.1%
	Smart Transportation: 2.1%
812	Volkswagen AG	151,179
	Total Preferred Stocks (Cost $145,455)	151,179

	Total Investments (Cost $5,412,148)- 99.7%	7,110,330
	Other Assets in Excess of Liabilities - 0.3%	19,490
	Total Net Assets - 100.0%	$7,129,820

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2020

Percent of Total
Security Type/Country	Net Assets
Common Stocks
United States	47.5%
Germany	10.8%
South Korea	8.9%
Sweden	5.9%
Japan	5.2%
China	4.4%
Hong Kong	3.7%
Taiwan	3.5%
Ireland	2.9%
Netherlands	2.8%
United Kingdom	2.0%
Total Common Stocks	97.6%
Preferred Stocks
Germany	2.1%
Total Preferred Stocks	2.1%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.6%	Value ($)

	Advertising: 42.0%
5	Alphabet Inc.*	8,763
43	Baidu Inc.*	9,298
100	CyberAgent Inc.	6,887
31	Facebook Inc.*	8,468
350	Future PLC	8,315
500	Hakuhodo DY Holdings Inc.	6,853
285	Magnite Inc.*	8,752
26	Roku Inc.*	8,633
144	TechTarget Inc.*	8,512
10	Trade Desk Inc/The*	8,010
200	ValueCommerce Co., Ltd.*	6,179
128	Yandex NV*	8,906
1,400	Z Holdings Corp.	8,467
		106,043
	Computer Services: 3.4%
33	Accenture PLC	8,620

	Enterprise Software/Services: 6.9%
37	Atlassian Corp PLC*	8,654
66	SAP SE	8,658
		17,312

	Internet Content: 2.9%
100	Tencent Holdings Ltd.	7,274

	Marketing Technology: 44.4%
17	Adobe Inc.	8,502
425	Criteo SA	8,717
22	HubSpot Inc.*	8,722
1,030	iClick Interactive Asia Group Ltd.*	8,796
118	LiveRamp Holdings Inc.	8,636
254	Medallia Inc.*	8,438
166	New York Times Co/The	8,594
66	Pegasystems Inc.	8,795
387	QuinStreet Inc.*	8,297
1,228	S4 Capital PLC*	8,393
38	salesforce.com Inc.*	8,456
5,000	Weimob Inc.	8,989
185	ZoomInfo Technologies Inc.*	8,923
		112,258

	Total Common Stocks (Cost $251,570)	$251,507

	Total Investments (Cost $251,570)- 99.6%	251,507
	Other Assets in Excess of Liabilities - 0.4%	990
	Total Net Assets - 100.0%	$252,497

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at December 31, 2020

Percent of Total
Security Type/Country	Net Assets
Common Stocks
Unites States	50.9%
Japan	11.3%
China	10.1%
Britain	6.6%
Russia	3.5%
Hong Kong	3.5%
France	3.5%
Germany	3.4%
Australia	3.4%
Ireland	3.4%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 98.1%	Value ($)

	Electrification: 32.2%
237	Aptiv PLC	30,879
483	Gentherm Inc.*	31,501
495	Hella GmbH & Co. KGaA	32,039
105	Hubbell Inc.	16,463
852	Johnson Matthey PLC	28,243
39	LG Chem Ltd.	29,583
954	ON Semiconductor Corporation*	31,224
54	Samsung SDI Co., Ltd.	31,218
199	Schneider Electric SE	28,804
588	Sensata Technologies Holding*	31,011
		290,965
	Energy Efficiency: 7.1%
636	Ameresco Inc.*	33,225
954	Nibe Industrier AB - B Shares	31,329
		64,554

	Renewable Energy Generation: 28.8%
540	Albioma SA	31,054
33,000	China Longyuan Power Group Corp Ltd.	33,069
102,000	China Suntien Green Energy Corp Ltd.	31,308
2,124	Iberdrola SA	30,406
417	Nextera Energy Inc.	32,172
357	Ormat Technologies Inc.	32,230
846	Siemens Gamesa Renewable Energy SA	34,252
2,097	TransAlta Renewables Inc.	35,817
		260,308

	Renewable Equipment Manufacturing: 30.1%
711	Canadian Solar Inc.*	36,432
540	Daqo New Energy Corp*	30,974
117	Enphase Energy Inc.*	20,530
318	First Solar Inc.*	31,457
357	Itron Inc.*	34,236
57	Solaredge Technologies Inc.*	18,190
678	TPI Composites Inc.*	35,785
141	Vestas Wind Systems A/S	33,364
12,000	Xinyi Solar Holdings Ltd.	31,339
		272,307

	Total Common Stocks (Cost $793,647)	888,134

	Total Investments (Cost $793,647)- 98.1%	888,134
	Other Assets in Excess of Liabilities - 1.9%	16,774
	Total Net Assets - 100.0%	$904,908

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at December 31, 2020

Percent of Total
Security Type/Country	Net Assets
Common Stocks
United States	36.5%
China	14.0%
Canada	8.0%
Spain	7.1%
South Korea	6.7%
France	6.6%
Denmark	3.7%
Germany	3.5%
Sweden	3.5%
Ireland	3.4%
Britain	3.1%
Israel	2.0%
Total Investments	98.1%
Other Assets in Excess of Liabilities	1.9%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2020

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$5,412,148	$251,570	$793,647
Investments in securities, at value	$7,110,330	$251,507	$888,134
Cash	28,147	25	17,522
Receivables:
Investment securities sold	-	-	6,649
Fund shares sold	-	252,540	-
Dividends receivable	5,139	-	242
Due from Advisor, net	168	5,582	12,227
Total Assets	$7,143,784	$509,654	$924,774

Liabilities:
Overdraft due to custodian bank	-	-	6,614
Payable for securities purchased	-	251,570	-
Trustee's fees payable	384	107	107
CCO fees payable	979	41	719
Audit fees payable	12,500	5,000	7,500
Legal fees payable	101	6	98
Other accrued payable	-	433	4,828
Total Liabilities	13,964	257,157	19,866

Net Assets	$7,129,820	$252,497	$904,908

Composition of Net Assets:
Paid-in capital	$5,429,504	$252,565	$813,713
Total distributable earnings (loss)	1,700,316	(68)	91,195
Net Assets	$7,129,820	$252,497	$904,908

Number of shares issued and outstanding (unlimited number of shares authorized, no par value)	175,002	10,001	30,000
Net Asset Value, Offering and Redemption	$40.74	$25.25	$30.16
Price Per Share

The accompanying notes are an integral part of these financial statements.

SmartETFs

 STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2020

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF^	Sustainable Energy II ETF+
Investment Income:
Dividends*	$31,415	$-	$371
Total income	31,415	-	371
Expenses:
Advisory fees	20,035	5	480
Audit fees	12,500	5,000	7,500
CCO fees and expenses	6,692	41	719
Trustees' fees and expenses	4,878	107	1,033
Legal fees	520	6	103
Transfer agent fees and expenses	-	116	1,632
Custody fees and expenses	-	116	1,632
Fund Accounting expense	-	116	1,632
Printing	-	59	3,559
Miscellaneous	-	26	581
Total expenses	44,625	5,592	18,871
Less: fees waived and expenses absorbed	(24,589)	(5,587)	(18,391)
Net expenses	20,036	5	479
Net Investment Income (Loss)	11,379	(5)	(108)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	121,077	-	(3,159)
Foreign Currency	(1,703)	-	(11)
	119,374	-	(3,170)
Net change in unrealized appreciation (depreciation) on:
Investments	1,555,526	(63)	94,487
Foreign Currency	53	-	(14)
	1,555,579	(63)	94,473
Net realized and unrealized gain (loss) on investments and foreign currency	1,674,953	(63)	91,303
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,686,332	$(68)	$91,195

*	Net of foreign taxes withheld of $2,701, $0 and $55, respectively.

^	Fund commenced operations on December 31, 2020. The information presented is for December 31, 2020.

+	Fund commenced operations on November 11, 2020. The information presented is from November 11, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF
	Year Ended December 31, 2020	For the period November 14, 2019* to December 31, 2019
INCREASE IN NET ASSETS FROM:
Operations:
Net Investment income	$11,379	$2,448
Net realized gain (loss) on investments and foreign currency	119,374	(618)
Net change in unrealized appreciation on investments and foreign currency	1,555,579	142,678
Net Increase in Net Assets Resulting from Operations	1,686,332	144,508

Distributions to Shareholders:	(165,407)	-

Capital Transactions:
Proceeds from shares sold	3,575,247	2,491,283
Cost of shares redeemed	(602,143)	-
Net Increase in Net Assets from Capital Transactions	2,973,104	2,491,283

Total Increase in Net Assets	4,494,029	2,635,791

Net Assets:
Beginning of period	2,635,791	-
End of period	$7,129,820	$2,635,791

Capital Share Activity:
Shares sold	100,000	100,002
Shares redeemed	(25,000)	-
Net Increase in Share Transactions	75,000	100,002

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing Technology ETF	Sustainable Energy II ETF

	For the period December 31, 2020* to December 31, 2020	For the period November 11, 2020* to December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(5)	$(108)
Net realized gain (loss) on investments and foreign currency	-	(3,170)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(63)	94,473
Net Increase (Decrease) in Net Assets Resulting from Operations	(68)	91,195

Capital Transactions:
Proceeds from shares sold	252,565	813,713
Cost of shares redeemed	-	-
Net Increase in Net Assets from Capital Transactions	252,565	813,713

Total Increase in Net Assets	252,497	904,908

Net Assets:
Beginning of period	-	-
End of period	$252,497	$904,908

Capital Share Activity:
Shares sold	10,001	30,000
Shares redeemed	-	-
Net Increase (Decrease) in Share Transactions	10,001	30,000

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31, 2020	For the Period November 14, 2019* to December 31, 2019

Net asset value, beginning of period	$26.36	$25.00

Investment operations:
Net investment income	0.06	0.02
Net realized and unrealized gain on investments	15.42	1.34
Total from investment operations	15.48	1.36

Distributions to Shareholders from:
Net investment income	(0.08)	-
Realized gain	(1.02)	-
Total distributions	(1.10)	-

Net asset value, end of period	$40.74	$26.36

Total return	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,130	$2,636

Ratio of expenses to average net assets:
Before fee waived	1.51%	3.87	%(2)
After fees waived	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.45%)	(2.44	%)(2)
After fees waived	0.38%	0.75	%(2)

Portfolio turnover rate	16.10%	0.00	%(1)

*	Commencement of operations.

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	For the Period December 31, 2020* to December 31, 2020

Net asset value, beginning of period	$25.25

Investment operations:
Net investment income	-
Net realized and unrealized gain on investments	-
Total from investment operations	-

Net asset value, end of period	$25.25

Total return	0.00	(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$252

Ratio of expenses to average net assets:
Before fee waived	810.45	%(2)
After fees waived	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(810.45	%)(2)
After fees waived	(0.68	%)(2)

Portfolio turnover rate	0.00	%(1)

*	Commencement of operations.

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	For the Period November 11, 2020* to December 31, 2020

Net asset value, beginning of period	$25.48

Investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	4.69
Total from investment operations	4.68

Net asset value, end of period	$30.16

Total return	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$905

Ratio of expenses to average net assets:
Before fee waived	30.82	%(2)
After fees waived	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(30.22	%)(2)
After fees waived	(0.18	%)(2)

Portfolio turnover rate	4.55	%(1)

*	Commencement of operations.

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of fourteen separate series portfolios, each of which has unique investment objectives and strategies. This report covers three series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”) and SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”) (individually each a “Fund” or collectively the “Funds”). The Funds are each diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy . Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

NOTES TO FINANCIAL STATEMENTS (Continued)

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the period ended December 31, 2020, the following table shows the reclassifications made:

	Distributable Earnings	Paid-In Capital
Smart Transportation & Technology ETF	$34,883	($34,883)
Advertising & Marketing Technology ETF	-	-
Sustainable Energy II ETF	-	-

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period/year ended December 31, 2019-2020 for the Smart Transportation & Technology ETF and for the period ended December 31, 2020 for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (Continued)

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the market value of the Funds’ investments as of December 31, 2020, based on the inputs used to value them:

Smart Transportation & Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$6,959,151	$-	$-
Preferred Stocks	151,179	-	-
Total	$7,110,330	$-	$-

Advertising & Marketing Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$251,507	$-	$-
Total	$251,507	$-	$-

NOTES TO FINANCIAL STATEMENTS (Continued)

Sustainable Energy II ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$888,134	$-	$-
Total	$888,134	$-	$-

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ETF and 10,000 Shares for the Advertising & Marketing Technology Fund and the Sustainable Energy II Fund. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the periods ended December 31, 2020 were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$665,072	$486,465
Advertising & Marketing Technology ETF	-	-
Sustainable Energy II ETF	128,744	25,946

Purchases, sales, and realized gain/(loss) of in-kind transactions for the periods ended December 31, 2020 were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$3,172,550	$538,123	($34,787)
Advertising & Marketing Technology ETF	251,570	-	-
Sustainable Energy II ETF	694,007	-	-

Note 6 – Principle Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

NOTES TO FINANCIAL STATEMENTS (Continued)

The Advertising & Marketing Technology ETF pays the Adviser 0.68% and Sustainable Energy II ETF pays the Adviser 0.79% an annual advisory fee rate based on each Fund’s average daily net assets.

On December 7, 2020, the Board of Trustees approved a change in investment advisory arrangements for the Advertising & Marketing Technology ETF that includes the adoption of a revised Investment Advisory Agreement between the Fund and the Adviser. There is no change in the amount of the advisory fee under this new arrangement. The rate of the investment management fee will not change under this arrangement. Under the new arrangement, the Adviser will receive a flat fee of 0.68% for rendering services to the Fund, and the Adviser in turn will arrange for other services to be provided to the Fund and will compensate other services providers from its resources, including its advisory fee. As a result, the only expenses the Fund will bear, in addition to the advisory fee, are: acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses (including extraordinary expenses relating to the Independent Trustees). The Fund will continue to receive all of the services that it receives under the current agreement when the new arrangement becomes effective. The Fund’s total expense ratio is expected to remain the same. The Fund is in the process of filing an amended registration statement. This new investment advisory arrangement will become effective when the amended registration statement becomes effective.

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding acquired fund fees and expenses, brokerage expenses, interest, taxes and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed 0.68% for the Smart Transportation & Technology ETF and Advertising & Marketing Technology ETF and 0.79% for the Sustainable Energy II ETF.

Penserra Capital Management, LLC (“Penserra”) serves as the Funds’ sub-adviser. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the period ended December 31, 2020, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the period ended December 31, 2020 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds’ to make payments under the Distribution Plan. Currently, no payment is being made by the Funds’.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 9 - Tax Matters

The components of distributable earnings (accumulated deficit) and cost basis of investments and net unrealized appreciation (depreciation) for federal income taxes purposes at December 31, 2020 were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Tax cost of investments	$5,420,210	$251,570	$796,806
Gross tax unrealized appreciation	$1,708,862	$1,129	$92,013
Gross tax unrealized depreciation	(18,742)	(1,192)	(685)
Net tax unrealized appreciation (depreciation)	1,690,120	(63)	91,328
Net tax unrealized appreciation (depreciation) on foreign currency	75	-	(14)
Undistributed ordinary income	10,768	-	-
Undistributed long-term capital gains	-	-	-
Post October Loss*	(647)	(5)	(119)
Distributable earnings (accumulated deficit)	$1,700,316	$(68)	$91,195

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

*	A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively.

As of December 31, 2020, the Funds did not have any non-expiring capital loss carryforwards.

The tax character of distributions paid by the Funds during current fiscal period were as follows:

	Year/Period Ended December 31, 2020
	Ordinary Income	Long-Term Capital Gains
Smart Transportation & Technology ETF	$165,407	$-

Note 10 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 11 - Events Subsequent to the Fiscal Period End

The Funds’ have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and Shareholders of

Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SmartETFs Smart Transportation & Technology ETF, SmartETFs Sustainable Energy II ETF and SmartETFs Advertising and Marketing Technology ETF (the “Funds”), a series of Guinness Atkinson Funds (the “Trust”), including the schedules of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting the Guinness Atkinson Trust	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights
SmartETF Smart Transportation & Technology ETF	For the year ended December 31, 2020	For the year in the period ended December 31, 2020 and for the period November 14, 2019 (commencement of operations) through December 31, 2019	For the year in the period ended December 31, 2020 and for the period November 14, 2019 (commencement of operations) through December 31, 2019
SmartETF Sustainable Energy II ETF	For the period November 11, 2020 (commencement of operations) through December 31, 2020	For the period November 11, 2020 (commencement of operations) through December 31, 2020	For the period November 11, 2020 (commencement of operations) through December 31, 2020
SmartETF Advertising and Marketing Technology ETF	For the period December 31, 2020 (commencement of operations) through December 31, 2020	For the period December 31, 2020 (commencement of operations) through December 31, 2020	For the period December 31, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

To the Board of Trustees

and Shareholders of

Guinness Atkinson Funds

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2021

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer’s address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling 866-307-5990 (toll free in the United States) or by visiting the Funds’ website at www.smartetfs.com.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Brooks Reece, Jr. (74)	Trustee and Chairman	Indefinite; Since April 1994	Retired, CEO, Adcole Corp, from 1989 to 2017.	14	None
James I. Fordwood (74)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	14	None
Dr. Bret A. Herscher (62)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	14	None
Susan Penry-Williams (75)	Trustee	Indefinite; Since February 2016	Retired, Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	14	None

Interested Trustees
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* 18 Smith Square London, SW1P 3HZ UK (73)	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010. Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., Since 2000.	14	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

TRUSTEE AND OFFICER INFORMATION (Unaudited) - Continued

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (63)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (56)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (54)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 - 2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (54)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.
Sardjono Kadiman (45)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (45)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Board Consideration of Investment Advisory and Sub-Advisory Agreements for the SmartETFs Advertising & Marketing Technology ETF

At meetings held on December 9, 2019, October 22, 2020 and December 7, 2020, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”) with respect to the SmartETFs Advertising & Marketing Technology ETF series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Fund Advisory Agreements and their obligation to obtain and review information relevant and necessary to their consideration of the Fund Advisory Agreements. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Fund Advisory Agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Fund as compared to fees charged to a peer group of the Fund and as compared to fees charged to other clients of the Adviser and the compensation to be received by the Sub-Adviser from the Adviser; the expenses of the Fund as compared to expense ratios of the funds in the Fund’s peer group; the nature of the expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Fund Advisory Agreements with respect to the Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Fund is expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser's integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Fund. With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser’s specialized role in sub-advising third party exchange-traded funds and acting as a passive manager in that capacity.

Fund Performances, Advisory Fees and Expenses

[The Trustees reviewed the fee and expense information compiled from Peer Group data and considered that the Fund’s proposed advisory fee and total annual expenses were above the average and median advisory fees and total expenses charged to other comparable ETFs; however, the other funds in the Peer Group are not actively managed similar to the Fund. The Board considered that because the Fund was new, the Adviser and Sub-Adviser did not provide any historical performance information.

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Adviser with respect to the Fund, and noted that the Sub-Adviser serves as sub-adviser to other series of the Trust as well as a large number of other exchange-traded funds in a similar capacity to which it will serve the Fund. The Trustees considered the types of services provided by the Sub-Adviser with respect to the Fund, particularly that that the Sub-Adviser specializes in sub-advising third-party exchange-traded funds and acts as a passive manager in that capacity. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee and that the size of the fee paid to the Sub-Adviser appears reasonable.

Costs of Services and Profitability

The Trustees considered the Adviser’s estimated profitability analysis for the Fund, noting that in light of the expected small asset size for each during its initial startup period, the Adviser would not be realizing any profits during the early periods of the Fund’s operations. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee with respect to the Fund, and considered the relative levels and types of services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Trustees considered whether the Fund would realize any economies of scale. They noted that in the Fund’s start-up period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grew.

Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser and Sub-Adviser to the Fund was satisfactory; the compensation payable to the Adviser and Sub-Adviser pursuant to the Fund’s Advisory Agreement and Sub-Advisory Agreement, respectively, was fair and reasonable in light of the nature and quality of the services to be provided to the Fund; and the approval of the Fund Advisory Agreements would be in the best interests of the Fund and its shareholders.

Board Consideration of Investment Advisory and Sub-Advisory Agreements for the SmartETFs Sustainable Energy II ETF

At a special meeting held on October 12, 2020, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”) with respect to the SmartETFs Sustainable Energy II ETF series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Fund Advisory Agreements and their obligation to obtain and review information relevant and necessary to their consideration of the Fund Advisory Agreements. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Fund Advisory Agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Fund as compared to fees charged to a peer group of the Fund and as compared to fees charged to other clients of the Adviser and the compensation to be received by the Sub-Adviser from the Adviser; the expenses of the Fund as compared to expense ratios of the funds in the Fund’s peer group; the nature of the expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Fund Advisory Agreements with respect to the Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Fund is expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser's integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Fund. With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser’s specialized role in sub-advising third party exchange-traded funds and acting as a passive manager in that capacity.

Fund Performances, Advisory Fees and Expenses

The Board reviewed the performance of the Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”) for the period ended June 30, 2020, given that the Fund would have the same investment objectives and strategies. The Board took into consideration information that it had received and reviewed on a regular basis over the course of the year, data regarding the Alternative Energy Fund’s performance, including information about the Alternative Energy Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Alternative Energy Fund’s performance. The Board also considered the Alternative Energy Fund’s long-term performance records and the Adviser’s continued efforts to improve the Alternative Energy Fund’s performance.

The Trustees reviewed the fee and expense information compiled from Peer Group data and considered that the Fund’s proposed 0.79% advisory fee and 0.79% total expense ratio were above the average and median advisory fee and total expenses, respectively, charged to other comparable ETFs; however, the other funds in the Peer Group are not actively managed similar to the Fund. The Trustees noted that the current advisory fee and expense ratio of the Alternative Energy Fund are higher than the proposed advisory fee and expense ratio for the Fund.

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Adviser with respect to the Fund, and noted that the Sub-Adviser serves as sub-adviser to a large number of other exchange-traded funds in a similar capacity to which it will serve the Fund. The Trustees considered the types of services provided by the Sub-Adviser with respect to the Fund, particularly that that the Sub-Adviser specializes in sub-advising third-party exchange-traded funds and acts as a passive manager in that capacity. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee and that the size of the fee paid to the Sub-Adviser appears reasonable.

Costs of Services and Profitability

The Trustees considered the Adviser’s estimated profitability analysis for the Fund, noting that in light of the expected small asset size for each during its initial startup period, the Adviser would not be realizing any profits during the early periods of the Fund’s operations. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee with respect to the Fund, and considered the relative levels and types of services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Trustees considered whether the Fund would realize any economies of scale. They noted that in the Fund’s start-up period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grew.

Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser and Sub-Adviser to the Fund was satisfactory; the compensation payable to the Adviser and Sub-Adviser pursuant to the Fund’s Advisory Agreement and Sub-Advisory Agreement, respectively, was fair and reasonable in light of the nature and quality of the services to be provided to the Fund; and the approval of the Fund Advisory Agreements would be in the best interests of the Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Guinness Atkinson Funds (the “Trust”) met on December 4, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) of the SmartETFs Smart Transportation & Technology ETF series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Guinness Atkinson Asset Management, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. At the Meeting, the Program Administrator provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from September 9, 2019 (Fund Program adoption) through September 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund is deemed an “In-Kind ETF” and therefore is not subject to the liquidity classification requirements;

●	An overview of the Fund’s investment strategy and the liquidity of its portfolio investments during the Program Reporting Period;

●	The Fund’s redemption history;

●	Other funding sources; and

●	The Fund’s compliance with the 15% limit of illiquid investments.

The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as an In-Kind ETF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests through in-kind transfers of securities and assets other than a de minimis amount of cash; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplemental Tax Information

Qualified Dividend Income - Pursuant to Section 854 of the Internal Revenue Code of 1986, the Smart Transportation & Technology ETF designates 14% of it’s ordinary income dividends, including short-term capital gains (if any), as qualified dividend income for the taxable year ended December 31, 2020.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of the Funds and the Funds NAV can be found on the Funds’ website at www.smartetfs.com.

Expense Examples

For the Periods Ended December 31, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/20	12/31/20
Actual	$1,000.00	$1,546.88	$4.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.72	$3.46

*	Expenses are equal to the ETF’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratio reflects an expense waiver.

Advertising & Marketing Technology ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/31/20^	12/31/20	12/31/20^- 12/31/20
Actual*	$1,000.00	$999.98	$0.02
Hypothetical (5% annual return before expenses)**	$1,000.00	$1,021.72	$3.46

^	Commencement of operations.
*	Expenses are equal to the ETF’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 1/366 (to reflect the since inception period). The expense ratio reflects an expense waiver.
**	Expenses paid during the period are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver.

Expense Examples - Continued

For the Periods Ended December 31, 2020 (Unaudited)

Sustainable Energy II ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	11/11/20^	12/31/20	11/11/20^- 12/31/20
Actual*	$1,000.00	$1,182.62	$1.18
Hypothetical (5% annual return before expenses)**	$1,000.00	$1,021.17	$4.01

^	Commencement of operations.
*	Expenses are equal to the ETF’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 50/366 (to reflect the since inception period). The expense ratio reflects an expense waiver.
**	Expenses paid during the period are equal to the ETF’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and

● Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This report is intended for the ETF’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF’s Form N-PORT are available on the Commission’s website at www.sec.gov. In addition, the ETF’s full portfolio holdings are updated daily and available on the ETF’s website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-307-5990.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$17,500	$5,000
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2021

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/10/2021